ANNUAL STATEMENT OF COMPLIANCE

OF

LNR PARTNERS, LLC

The undersigned, Job Warshaw, being the President of LNR Partners, LLC (the "Special Servicer"), as special servicer under the applicable Pooling and Servicing Agreement for the transactions listed on Schedule I hereto, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, on behalf of the Special Servicer, solely in his capacity as an authorized officer of the Special Servicer and not in his individual capacity, as follows:

1.        A review of the activities performed by the Special Servicer during the period commencing on January 1, 2022 and ending on December 31, 2022 (or any other shorter period set forth on Schedule I hereto) (the "Reporting Period"), and of the Special Servicer's performance under the Pooling and Servicing Agreement has been made under my supervision; and

2.        To the best of my knowledge, based on such review and using the applicable servicing criteria under Item 1122 of Regulation AB, the Special Servicer has fulfilled all of its obligations under the applicable Pooling and Servicing Agreement in all material respects throughout the Reporting Period.

LNR PARTNERS, LLC,

a Florida limited liability company

By: /s/ Job Warshaw

Job Warshaw

President

Dated: February 15, 2023

Schedule I

Deal Name

LNR Deals	LNR Capacities
BANK 2017-BNK5	LNR Special Servicer
BANK 2017-BNK6 (Companion loan included in BANK 2017-BNK5)	LNR Special Servicer
BANK 2017-BNK8	LNR Special Servicer
BANK 2017-BNK9 (Companion loan included in BANK 2017-BNK8)	LNR Special Servicer
BANK 2018-BN11	LNR Special Servicer
BANK 2018-BN12 (Companion loan included in BANK 2018-BN11)	LNR Special Servicer
BANK 2019-BN19 (Companion loan included in BANK 2019-BN20)	LNR Special Servicer
BANK 2019-BN20	LNR Special Servicer
BANK 2019-BN21 (Companion loan included in BANK 2019-BN20)	LNR Special Servicer
BANK 2019-BN24 (Companion loan included in MSC 2019-L3)	LNR Special Servicer
BANK 2020-BN26	LNR Special Servicer
BANK 2022-BNK41 (Companion loan included in Benchmark 2022-B34)	LNR Special Servicer
BANK 2022-BNK41 (Companion loan included in MSC 2022-L8)	LNR Special Servicer
BANK 2022-BNK42 (Companion loan included in MSC 2022-L8)	LNR Special Servicer
BANK 2022-BNK43 (Companion loan included in MSC 2022-L8)	LNR Special Servicer
BMARK 2018-B1 (Companion loan included in BANK 2017-BNK8)	LNR Special Servicer
CD 2018-CD7 (Companion loan included in MSC 2018-H3)	LNR Special Servicer
CGCMT 2016-C3 (Companion loan included in MSBAM 2016-C30)	LNR Special Servicer
CGCMT 2016-P5 (Companion loan included in MSBAM 2016-C30)	LNR Special Servicer
CGCMT 2017-B1 (Companion loan included in BANK 2017-BNK5)	LNR Special Servicer
CGCMT 2019-C7 (Companion loan included in MSC 2019-L3)	LNR Special Servicer
GSMS 2019-GSA1 (Companion loan included in MSC 2019-L3)	LNR Special Servicer
JPMCC 2016-JP3 (Companion loan included in MSBAM 2016-C30)	LNR Special Servicer
MSBAM 2013-C10 (Companion loan included in MSBAM 2013-C9)	LNR Special Servicer
MSBAM 2013-C9	LNR Special Servicer
MSBAM 2014-C14 (Companion loan included in MSBAM 2014-C16)	LNR Special Servicer
MSBAM 2014-C16	LNR Special Servicer
MSBAM 2015-C21	LNR Special Servicer
MSBAM 2015-C22	LNR Special Servicer
MSBAM 2015-C22 (Companion loan included in MSBAM 2015-C21)	LNR Special Servicer
MSBAM 2015-C23	LNR Special Servicer
MSBAM 2015-C23 (Companion loan included in MSC 2015-MS1)	LNR Special Servicer
MSBAM 2015-C24	LNR Special Servicer
MSBAM 2015-C24 (Companion loan included in MSBAM 2015-C23)	LNR Special Servicer
MSBAM 2015-C26 (Companion loan included in MSBAM 2015-C24)	LNR Special Servicer
MSBAM 2015-C27 (Companion loan included in MSBAM 2015-C24)	LNR Special Servicer
MSBAM 2016-C30	LNR Special Servicer
MSC 2015-MS1	LNR Special Servicer
MSC 2015-MS1 (Companion loan included in MSBAM 2015-C22)	LNR Special Servicer
MSC 2015-MS1 (Companion loan included in MSBAM 2015-C23)	LNR Special Servicer
MSC 2016-BNK2 (Companion loan included in MSBAM 2016-C30)	LNR Special Servicer
MSC 2017-H1 (Companion loan included in BANK 2017-BNK5)	LNR Special Servicer
MSC 2018-H3	LNR Special Servicer
MSC 2019-H7 (Companion loan included in BANK 2019-BN20)	LNR Special Servicer
MSC 2019-L3	LNR Special Servicer
MSC 2022-L8	LNR Special Servicer
UBSCM 2018-C10 (Companion loan included in MSC 2018-H3)	LNR Special Servicer
UBSCM 2018-C11 (Companion loan included in MSC 2018-H3)	LNR Special Servicer
WFCM 2017-C38 (Companion loan included in BANK 2017-BNK5)	LNR Special Servicer
WFCM 2017-C41 (Companion loan included in BANK 2017-BNK8)	LNR Special Servicer
WFCM 2019-C54 (Companion loan included in BANK 2019-BN20)	LNR Special Servicer
BANK 2018-BNK11 (Companion Loan included in CGCMT 2018-B2)	LNR Special Servicer
BANK 2018-BNK14 (Companion Loan included in BANK 2018-BNK15)	LNR Special Servicer
BANK 2018-BNK14 (Companion Loan included in MSC 2018-H3)	LNR Special Servicer
MSBAM 2012-C6	LNR Special Servicer
MSBAM 2014-C14 (Companion Loan included in WFRBS 2013-C18	LNR Special Servicer
MSBAM 2014-C15 (Companion Loan included in WFRBS 2013-C18)	LNR Special Servicer
MSBAM 2015-C26	LNR Special Servicer
MSBAM 2015-C26 (Companion Loan included in MSBAM 2015-C25)	LNR Special Servicer
MSBAM 2015-C27 (Companion Loan included in MSBAM 2015-C25)	LNR Special Servicer
MSBAM 2016-C30 (Companion Loan included in CGCMT 2016-P5)	LNR Special Servicer
MSC 2016-BNK2 (Companion Loan included in WFCM 2016-C37)	LNR Special Servicer
MSC 2017-HR2 (Companion Loan included in WFCM 2017-C42)	LNR Special Servicer
MSC 2018-H3 (Companion Loans included in CGCMT 2018-B2)	LNR Special Servicer
MSC 2018-L1 (Companion Loans included in MSC 2018-H3)	LNR Special Servicer
MSC 2016-UBS9 (Companion Loan included in GSMS 2016-GS2)	LNR Special Servicer
MSC 2018-H4 (Companion Loan included in BBCMS 2018-C2)	LNR Special Servicer
MSC 2019-L2 (Companion Loan included in BBCMS 2018-C2)	LNR Special Servicer
MSC 2019-H6 (Companion Loan included in CF 2019-CF1)	LNR Special Servicer
MSC 2019-H6 (Companion Loan included in BBCMS 2018-C2)	LNR Special Servicer
MSC 2019-H6 (Companion Loan included in Benchmark 2019-B10)	LNR Special Servicer
MSC 2019-H7 (Companion Loan included in Benchmark 2019-B10)	LNR Special Servicer
MSC 2019-H7 (Companion Loan included in CF 2019-CF1)	LNR Special Servicer
MSC 2019-L3 (Companion Loans included in CF 2019-CF2)	LNR Special Servicer
MSC 2020-L4 (Companion Loan included in BANK 2019-BNK24)	LNR Special Servicer
MSC 2020-L4 (Companion Loan included in CGCMT 2019-C7)	LNR Special Servicer
BANK 2020-BNK26 (Companion Loan included in CGCMT 2019-C7)	LNR Special Servicer
MSC 2021-L5	LNR Special Servicer
MSC 2021-L5 (Companion Loans included in GSMS 2020-GSA2)	LNR Special Servicer
MSC 2021-L6 (Companion Loan included in Benchmark 2021-B28)	LNR Special Servicer
MSC 2021-L7 (Companion Loan included in BBCMS 2021-C12)	LNR Special Servicer
BANK 2022-BNK44 (Companion Loan included in MSC 2022-L8)	LNR Special Servicer